Exhibit 10.31

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               CONFIDENTIAL MATERIALS OMITTED AND FILED SEPARATELY
                  WITH THE SECURITIES AND EXCHANGE COMMISSION.
                           ASTERISKS DENOTE OMISSIONS
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                        DEVELOPMENT AND OPTION AGREEMENT


          This Development and Option Agreement ("Agreement") dated as of June 28, 2002 (the "Effective Date") is entered into by and between Senesco Technologies, Inc., a Delaware corporation with principal offices at 303 George Street, Suite 420, New Brunswick, NJ 08901 ("STI") and ArborGen, LLC, a Delaware limited liability company with principal offices at 180 Westvaco Rd., Summerville, SC 29484 ("AG").

                                    RECITALS

          WHEREAS, STI owns and controls technology, know-how and United States and foreign patent applications concerning methods for controlling plant senescence involving altering the expression of genes and their cognate expressed proteins that are induced during or coincident with the onset of senescence;

          WHEREAS, AG is a forestry biotech company in the business of research, development, and commercialization of genetically improved trees;

          WHEREAS, STI desires to grant to AG rights under the STI Patents and to provide access to STI Confidential Information to enable STI and AG to use the STI Technology for purposes of research and development of Licensed Products, and STI desires to grant to AG an option to obtain a license to commercialize Licensed Products; and

          WHEREAS, AG desires to have access to STI Confidential Information and to acquire rights under the STI Patents to use the STI Technology for research and development purposes in the Field, and AG desires to acquire an option to obtain a license to commercialize Licensed Products;

          NOW THEREFORE, in consideration of the premises and the faithful performance of the mutual covenants hereinafter set forth, the parties hereto hereby agree as follows:

1.   DEFINITIONS

     As used in this Agreement, the following defined terms shall have the respective meanings set forth below:

1.1 "Field" means all trees cultivated, harvested, or produced for any purpose, excluding those grown for the purpose of edible fruit and nut production, but including all derivative products resulting from such trees regardless of end use.

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1.2  "Licensed  Product" means any product developed  pursuant to this Agreement within the Field.

1.3 "STI Patents" means (i) all U.S. and foreign patent applications owned or controlled by or licensed to STI or its Affiliates, pending as of the Effective Date or at any time thereafter during the term hereof, to the extent pertaining to controlling senescence, including original applications, provisionals, divisions, continuations, continuations in part, extensions, PCT applications, renewals, reissues, or reexamination applications or supplemental prosecution certificates, including, but not limited to, all applications listed in Appendix A; (ii) all U.S. and foreign patents that have issued or will issue from any application identified in Section (i) of this paragraph; and (iii) all U.S. and foreign applications that claim priority in any way from any application or patent identified in subparagraphs (i) or (ii) of this paragraph.

1.4 "Confidential Information" means any information received by either party (STI or AG) from the other, including all business, technical and other information, whether disclosed in writing, orally or in any other form, tangible or intangible, including but not limited to: information concerning inventions (including patent applications and related documents), discoveries, techniques, processes, designs, biological materials, specifications, algorithms, data, finances and plans, customer lists, business plans, contracts, marketing plans, production plans, distribution plans, system implementations plans, business concepts, supplier information, business procedures, business operations; all know-how and trade secrets; and all other unpublished copyrightable material. Confidential Information does not include information which:

     (i) is in the public domain prior to disclosure by the disclosing party or later enters the public domain through no act or omission of the receiving party in breach of this Agreement;

     (ii) the receiving party possessed or controlled prior to disclosure by the disclosing party;

     (iii)a Third Party discloses or makes available, without an obligation of confidentiality, to the receiving party;

     (iv) the receiving party develops or discovers independently of any Confidential Information of the disclosing party; or

     (v) the receiving party is required to disclose or make available in order to comply with a Federal, state, local, or foreign law, but only to the extent reasonably necessary to so comply and only upon, to the extent permitted, providing the disclosing party with prior notice and an opportunity to restrict or prevent the disclosure.

1.5 "STI Technology" means the STI Patents, STI Confidential Information, and all STI know-how, materials, information and methods (whether developed by STI or acquired from a third party), including, but not limited to methods for controlling plant senescence



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     involving  altering  the  expression  of  plant  genes  and  their  cognate expressed proteins that are induced during or coincident with the onset of senescence.

1.6 "Joint Development" means an improvement to an invention disclosed in one or more STI Patents, whether or not such improvement is patentable or protectable as a trade secret, made by STI and/or AG, which could not have been made but for the direct use of the STI Technology, pursuant to and during the term of this Agreement, including all patents and patent applications to be filed relating to any such improvement.

1.7 "Affiliate" means any entity which controls, is controlled by, or is under common control with another entity. An entity is deemed to be in control of another entity (controlled entity) if such company directly or indirectly owns 50% or more in nominal value of the issued equity share capital of such other company, or 50% or more of the shares entitled to vote upon the election of: (i) the directors; (ii) persons performing functions similar to those performed by directors; or (iii) persons otherwise having the right to elect or appoint (a) directors having the majority vote of the Board of Directors, or (b) other persons having the majority vote of the highest and most authoritative directive body of such other company. Notwithstanding the foregoing, Affiliates of AG include, without limitation, Genesis Research and Development Corporation Limited, International Paper Company, Rubicon Limited and MeadWestvaco Corporation.

1.8 "Terms of License Agreement" means the general terms of agreement contemplated by the parties for the grant of a license by STI to AG in connection with AG's option to commercialize Licensed Products as set forth in Paragraph 2.2, as set forth in Appendix B.

1.9 "Timeline" means the timetable for the development by STI and/or AG of technology relating to Licensed Products, as set forth in Appendix C.

1.10 "Third Party" means all persons and entities other than STI and AG and their respective Affiliates.

1.11 "Valid Claim" means an issued claim of any unexpired patent included among the STI Patents, which claim has not been held unenforceable, unpatentable or invalid by a decision of a court or governmental body of competent jurisdiction, unappealable or unappealed within the time allowed for appeal, which has not been rendered unenforceable through disclaimer or otherwise or which has not been lost through an interference or opposition proceeding.


2.   LICENSE GRANT

2.1 STI grants to AG and its designated Affiliates an exclusive, worldwide license to develop and use the STI Technology for purposes of research and development of Licensed Products. In addition, STI grants to AG and its designated Affiliates an irrevocable, perpetual, exclusive, royalty-free, transferable, worldwide license, under the Joint Developments, to develop, make, have made, use, sell, offer to sell, and import Licensed Products.

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

2.2 STI grants to AG and its designated Affiliates an option to acquire an irrevocable, perpetual, exclusive, worldwide license in the Field under the STI Technology to develop, make, have made, use, sell, offer to sell, and import Licensed Products. Said option is exercisable upon the completion of Phase III as set forth in Appendix C and shall remain exercisable by AG for a period of [**] after the completion of Phase III, provided that AG has fulfilled its obligations herein and has paid all monies due as set forth
     Section 6. Upon notice from AG of its exercise of the option granted herein, the parties promptly shall negotiate, in good faith, a license agreement on commercially reasonable terms and conditions, including the Terms of License Agreement.

2.3 The parties acknowledge and agree that the property licensed hereunder, the option granted hereunder, and the property to be licensed upon the exercise of such option to AG constitutes "intellectual property" as defined in
     Section 101(56) of the U.S. Bankruptcy Code, and that this Agreement is governed by Section 365(n) of the U.S. Bankruptcy Code in the event that STI commences a case under same.


3.   TERM

     The term of this Agreement shall commence as of the Effective Date, and shall continue thereafter for Thirty-Six (36) Months unless earlier terminated pursuant to Article 11, below or extended by mutual written agreement of the parties. AG shall have the option to extend the initial term hereof for an additional period of Twelve (12) Months, which option may be exercised no later than Ninety (90) Days prior to the expiration of the initial term. Notwithstanding the foregoing, if no Valid Claim issues on a STI Patent within Twenty-Four (24) Months of the Effective Date, AG shall have the option to terminate this Agreement upon prior written notice to STI of ninety (90) days.


4.   PROOF OF CONCEPT

4.1 STI shall carry out its development obligations in each of the Phases as set forth in the Timeline attached hereto as Appendix C.

4.2 AG shall carry out its development obligations in each of the Phases as set forth in the Timeline attached hereto as Appendix C.

4.3 During the term of this agreement, STI shall provide AG access to the STI Technology, pursuant to the terms set forth herein.

4.4 STI shall provide technical support to AG, as necessary to enable AG to meet its development obligations as set forth in the Timeline attached hereto as Appendix C. STI technical support shall be provided without a fee; however, reasonable travel expenses for any AG or STI technical personnel and any reasonable out-of-pocket disbursements necessary for such technical support shall be paid by AG, any unusually large disbursements subject to AG approval, subject to substantiation of such expenses or disbursements as reasonably required by AG.

4.5 Pursuant to the provisions herein, STI and AG each agree to promptly provide to the other all Confidential Information reasonably necessary for the other to fulfill its duties hereunder.


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4.6  AG shall be  responsible,  and STI shall fully cooperate with AG, to obtain any required state, federal, national, or international approval needed to carry out the terms of this Agreement.


5.   PATENTS, PATENT APPLICATIONS AND PATENT ENFORCEMENT

5.1 AG acknowledges that all the STI Technology is and shall remain the property of STI, and except as provided herein, all right, title and interest in the STI Technology is and shall remain with STI.

5.2 AG and STI agree that all Joint Developments are and shall remain the property of STI, and except as provided herein, all right, title and interest in the Joint Developments is and shall remain with STI. AG assigns all patentable Joint Developments to STI and agrees to execute all documents, provide all information and materials (including any biological materials necessary for deposit) and do all acts, at STI's sole expense, reasonably necessary to perfect and maintain STI's rights to all patentable Joint Developments.

5.3 During the term hereof, STI shall retain the sole right to prosecute and maintain any and all patents and patent applications on STI Technology and Joint Developments in its sole and absolute discretion. In the event that STI decides not to file a patent application on any Joint Development in [**], then STI will notify AG of the decision at least sixty (60) days prior to any applicable patent deadline, and AG thereafter shall have the right to file, at AG's expense, and in AG's name, patent applications throughout the world on such Joint Development, and to practice, worldwide, without any compensation to STI, such Joint Development.

5.4 During the term hereof, STI shall have sole and absolute discretion over whether to bring any claims for patent infringement under the STI Patents, shall have complete control of any suits, claims or counterclaims it asserts, and shall retain 100% of any monies received, including all damage awards and settlement payments.


6.   BENCHMARK PAYMENTS TO STI

6.1  AG shall make the following payments to STI:

     (i)   [**] in U.S. dollars to STI upon execution of this Agreement;
     (ii)  [**] upon completion of Phase 1;
     (iii) [**] upon completion of Phase 2;
     (iv)  [**] upon completion of Phase 3.

7.   [INTENTIONALLY OMITTED]


8.   ASSIGNMENT

8.1 All rights granted under this Agreement are personal to AG. AG may not assign this Agreement or its rights or obligations hereunder. Notwithstanding the foregoing, upon prior written notice to STI, AG may assign this Agreement and its rights and obligations



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

     hereunder to an Affiliate or as incident to a business combination, merger, or reorganization.

8.2 This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.


9.   CONFIDENTIALITY

9.1  AG and STI  each  agree  that  it will  respect  the  other's  Confidential
     Information and treat it in the same manner as if it were its own Confidential Information. Such Confidential Information shall not be disclosed by the receiving party to any third person or entity or to the public except as provided herein.

9.2 AG and STI shall designate their Confidential Information, when disclosed in writing, by stating that such information is confidential. When disclosed orally or visually, the disclosing party shall use its best efforts to orally state that such information is considered confidential at the time of the disclosure, and shall use its best efforts to reduce to writing a notice regarding said confidentiality within thirty (30) days of such disclosure.

9.3 AG and STI each agree to treat and hold as confidential and not disclose to or provide access to any Third Parties or to the public any and all Confidential Information received pursuant to this Agreement and will cause its respective agents, representatives, Affiliates and employees to do likewise.

9.4 AG and STI shall use the other's Confidential Information only for the uses as agreed upon in this Agreement and only in connection with the development of Licensed Products, the development of processes for the production of such Licensed Products; and any other purpose mutually agreeable to the parties.

9.5 AG or STI, as the case may be, may disclose Confidential Information received, to the extent it is required to do so pursuant to a final court order; provided, however, that the receiving party (i) promptly notifies the disclosing party upon its receipt of any pleading, discovery request, interrogatory, motion or other paper that requests or demands disclosure of the Confidential Information, (ii) at the disclosing party's expense, opposes any request for disclosure, and that failing, seeks to have access and use limited by a protective order, and (iii) provides the disclosing party a reasonable opportunity to contest and assist, at the disclosing party's expense, in opposing any requirement of disclosure, to seek judicial protection against the disclosure and to have such disclosure as is required made under a protective secrecy order.

9.6 AG and STI each agree that, upon the expiration of the term hereof, the receiving party will return or destroy any materials containing Confidential Information (and destroy its notes and copies related thereto). If destroyed, the receiving party shall provide the disclosing party with written certification of destruction of the materials containing said Confidential Information, said certification to be signed by an officer of the receiving party.


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

9.7 AG and STI each agree that only those of its employees and Affiliates who need to know the Confidential Information will have access to same, and then only to the extent necessary to carry out their respective tasks. Each employee and Affiliate to which Confidential Information will be disclosed agrees to be bound to the terms of the confidentiality provisions of this Agreement in accordance with this Section 9 as if he or she were a party hereto. AG and STI each agree to be responsible for any use by its respective employees and Affiliates of the Confidential Information of the disclosing party.

9.8 In the event AG or STI wishes to use a Third Party contractor or consultant and disclose to that contractor or consultant the other party's Confidential Information, the receiving party shall, prior to disclosure,
     (i) secure written permission from the disclosing party (which shall not be unreasonably withheld or delayed) and (ii) secure from the Third Party a signed undertaking in which the Third Party agrees to be bound to the terms of the Confidentiality provisions of this Agreement in accordance with this
     Section 9 as if he or she were a party hereto.

9.9 STI and AG each agree not to disclose the terms of this Agreement other than as required by law to any regulatory or judicial body, or as necessary to potential investors or financiers (provided such potential investors or financiers are subject to confidentiality undertakings) without the express prior written consent of the other party, which consent shall not be unreasonably withheld or delayed. The parties, however, shall be permitted to prepare press releases disclosing the existence of the Agreement in accordance with the provisions of Paragraph 9.10.

9.10 Prior to issuing any reports, statements, press releases, publications, or other disclosures to third parties regarding this Agreement or the transactions contemplated herein, STI and AG shall exchange copies of said disclosure at least ten (10) days in advance in the case of press releases and at least thirty (30) days in advance in the case of any other disclosures, and the parties shall consult with each other regarding the content of said disclosure. Except as otherwise required by law, neither STI nor AG shall issue any such disclosure without the prior written approval of the other, which approval shall not be unreasonably withheld or delayed. STI and AG acknowledge and agree that any such disclosure shall not include Confidential Information of the other and that any such disclosure shall be delayed to take into account any patent filing requirements. This paragraph does not apply to disclosures necessary for filing documents with the U.S. Securities and Exchange Commission.


10.  REPRESENTATIONS AND WARRANTIES

10.1 STI represents to AG that, to the best of its knowledge, it is legally entitled to disclose the STI Confidential Information disclosed by it, and that, to the best of its knowledge, the disclosure of the STI Confidential Information under this Agreement does in no event violate any right of any Third Party. Except for the warranty provided in Section 10.3, no other warranties concerning the STI Confidential Information are made, whether express or implied, and STI expressly disclaims all other warranties concerning, including without limitation, merchantability, fitness for a particular purpose, and non-infringement.


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10.2 AG  represents  to STI that,  to the best of its  knowledge,  it is legally entitled to disclose the AG Confidential Information disclosed by it, and that, to the best of its knowledge, the disclosure of the AG Confidential Information under this Agreement does in no event violate any right of any Third Party. No other warranties concerning the AG Confidential Information are made, whether express or implied, and AG expressly disclaims all other
     warranties  concerning,  including  without  limitation,   merchantability,
     fitness for a particular purpose, and non-infringement.

10.3 STI represents to AG (a) that STI is the sole and exclusive assignee and owner of the STI Patents and the STI Technology, (b) that STI has not previously assigned, transferred, conveyed, or otherwise encumbered any right, title, and interest in or to the rights licensed hereunder or to be licensed upon exercise of the option granted in Section 2.2, (c) that no issued STI Patent has been held invalid or unenforceable, in whole or in part, and (d) that there are no claims, judgments, or settlements to be paid by STI or pending or threatened claims or litigation relating to the STI Patents and the STI Technology.


11.  DEFAULT AND TERMINATION

11.1 STI or AGI may terminate this Agreement upon ninety (90) days notice if the other party fails to fulfill or perform any one or more of its material duties, obligations, or responsibilities pursuant to this Agreement and does not cure said failure within sixty (60) days after receiving notice of said failure.

11.2 STI may terminate this agreement if AG declares or petitions for bankruptcy, is the subject of a bankruptcy petition filed against it, makes an assignment for the benefit of creditors or seeks similar relief under state law, or becomes insolvent.

11.3 Upon termination of this Agreement pursuant to this Section 11, (i) AG shall cease to be licensed under the STI Patents; (ii) all Confidential Information exchanged pursuant to this Agreement shall be returned immediately to the disclosing party; and (iii) neither party to this Agreement shall be responsible to the other for any damages arising from the termination of this Agreement, including any claim for lost or anticipated profits, expenditures, reliance, or other damages.


12.  CHOICE OF LAW; CHOICE OF FORUM

     This Agreement shall be construed and interpreted in accordance with the laws of the State of New York without reference to its choice of law principles. The state and federal courts in Southern District of New York shall have exclusive jurisdiction of any dispute arising under this Agreement.


13.  ENTIRE AGREEMENT; NO ORAL MODIFICATIONS; WAIVER

13.1 This Agreement contains the entire understanding and agreement between STI and AG with respect to the subject matter hereof, and supersedes all prior oral or written understandings and agreements relating thereto. Neither party shall be bound by any conditions, definitions, warranties, understandings, or representations concerning the subject matter hereof except as are (i) provided in this Agreement, (ii) contained in any


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

     prior existing written agreement between the parties, or (iii) duly set forth on or after the Effective Date of this Agreement in a written instrument subscribed by an authorized representative of the party to be bound thereby.

13.2 No waiver by either party, whether express or implied, of any provision of this Agreement, or of any breach or default thereof, shall constitute a continuing waiver of such provision or of any other provision of this Agreement. Either party's acceptance of payments by the other under this Agreement shall not be deemed a waiver of any violation of or default under any of the provisions of this Agreement.


14.  RELATIONSHIP OF THE PARTIES

     Nothing herein contained shall be construed to constitute the parties hereto as partners or as joint venturers, or either as agent or employee of the other. Neither party shall take any action that purports to bind the other.

15.  SEVERABILITY

     If any provision or any portion of any provision of this Agreement shall be held to be void or unenforceable, the remaining provisions of this Agreement and the remaining portion of any provision held void or unenforceable in part shall continue in full force and effect.


16.  CONSTRUCTION

     This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing this Agreement to be drafted. If any words or phrases in this Agreement shall have been stricken out or otherwise eliminated, whether or not any other words or phrases have been added, this Agreement shall be construed as if those words or phrases were never included in this Agreement, and no implication or inference shall be drawn from the fact that the words or phrases were so stricken out or otherwise eliminated.


17.  HEADINGS

     The captions and paragraph headings appearing in this Agreement are inserted for convenience and reference only and in no way define, limit or describe the scope or intent of this Agreement or any of the provisions thereof.

18.  NOTICES

     All reports, approvals, requests, demands and notices required or permitted by this Agreement to be given to a party (hereafter "Notices") shall be in writing. Notices shall be hand delivered, sent by certified or registered mail, return receipt requested, or sent via a reputable private express service which requires the addressee to acknowledge receipt thereof. Notices may also be transmitted by fax, provided that a confirmation copy is also sent by one of the above methods. Except as otherwise provided in this Agreement,



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     Notices  shall be effective  upon  dispatch.  Notices  shall be sent to the party concerned as follows (or at such other address as a party may specify by notice to the other):

     As to STI:

          Senesco Technologies, Inc.
          303 George Street, Suite 420
          New Brunswick, NJ 08901
          Facsimile:  (732)  296-9292
          Attn:  Sascha P. Fedyszyn,  Vice President, Corporate Development

     As to AG:

          ArborGen, LLC
          180 Westvaco Road
          P.O. Box 840001
          Summerville, SC 29484
          Facsimile: (843) 832-2164
          Attn: Dr. Maud Hinchee, Chief Technology Officer
                Dr. James Mann, Business Director


19.  SURVIVAL OF TERMS

     The obligations set forth in Section 9 shall survive the termination of this Agreement.


20.  APPENDICES

     All Appendices referenced herein are hereby made a part of this Agreement.

     IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed by its duly authorized representative as of the day and year first above written.

SENESCO TECHNOLOGIES, INC.                   ARBORGEN, LLC

By:      /s/ Bruce C. Galton                 By:    /s/ Maud A.W. Hinchee
        ----------------------------                ---------------------------

Title:  President and CEO                    Title: CTO


                                             By:     /s/ James Mann
                                                    ---------------------------

                                             Title: Business Director

                                   APPENDIX A
                                   STI PATENTS

LIPASE APPLICATIONS:

[**]
Title:  "DNA  Encoding  a Plant  Lipase,  Transgenic  Plants  and a  Method  for
           Controlling Senescence in Plants"
Filed:     February 14, 2000
Priority:  [**]
Published: [**]

[**]                                      [**]
[**]                                      [**]

[**]                                      [**]
[**]                                      [**]

[**]                                      [**]
[**]                                      [**]

[**]                                      [**]
[**]                                      [**]



[**]
[**]
Title:  "DNA  Encoding  a Plant  Lipase,  Transgenic  Plants  and a  Method  for
           Controlling Senescence in Plants"
Filed:     July 5, 2000
Priority:  [**]


[**]
[**]
Title:  "DNA  Encoding  a Plant  Lipase,  Transgenic  Plants  and a  Method  for
           Controlling Senescence in Plants"
Filed:     June 19, 2001
Priority:  [**]
Published: [**]

DHS APPLICATIONS:


[**]
Title:  "DNA  Encoding  a  Plant  Deoxyhypusine  Synthase,  a  Plant  Eukaryotic
           Initiation Factor-5A, Transgenic Plants and a Method for Controlling Senescence Programmed Cell Death in Plants"
Filed:     June 19, 2000
Priority:  [**]


[**]
Title:  "DNA  Encoding  a  Plant  Deoxyhypusine  Synthase,  a  Plant  Eukaryotic
           Initiation Factor-5A, Transgenic Plants and a Method for Controlling Senescence Programmed Cell Death in Plants"
Filed:     July 6, 2000
Priority:  [**]
Published: [**]



[**]                                      [**]
[**]                                      [**]

[**]
[**]

[**]
[**]

[**]
[**]

[**]
[**]

[**]
[**]

[**]
[**]

[**]
[**]

[**]
Title:  "DNA  Encoding  a  Plant  Deoxyhypusine  Synthase,  a  Plant  Eukaryotic
           Initiation Factor-5A, Transgenic Plants and a Method for Controlling Senescence Programmed Cell Death in Plants"
Filed:     November 29, 2000
Priority:  [**]



[**]
Title:  "DNA  Encoding  a  Plant  Deoxyhypusine  Synthase,  a  Plant  Eukaryotic
           Initiation Factor-5A, Transgenic Plants and a Method for Controlling Senescence Programmed Cell Death in Plants"
Filed:     November 29, 2001
Priority:  [**]

                                   APPENDIX B

                           Terms of License Agreement

o License, under the STI Patents and STI Technology, to develop, make, have made, use, sell, offer to sell, and import Licensed Products.
o    License shall be worldwide.
o    License shall be exclusive in the Field.
o AG shall pay STI a nonrefundable upfront royalty of [**]. AG shall [**] under the License Agreement.
o    AG shall be [**].
o    License is [**].
o License includes [**], provided (a) that [**] and (b) that the [**] under the License Agreement.
o AG may [**], provided, however, that [**], and that the [**] the terms and conditions of the license.
o AG shall pay to STI a royalty of [**]% of net sales on Licensed Products, [**]. For each Licensed Product, AG shall pay to STI the foregoing royalty on the net sales in each country [**]. For each Licensed Product, AG shall pay to STI, for [**] years from the date of the License Agreement, the foregoing royalty on the net sales in each country [**].
o Effective with the effective date of the License Agreement, [**], provided, however, (I) that the foregoing [**] any Licensed Product [**], and (II) that [**] as of such effective date.

                                                     APPENDIX C
                                                      Timeline

      2002                 2003                         2004                      2005                          2006
M J J A S O N D    J F M A M J J A S O N D    J F M A M J J A S O N D    J F  M A M J J A S O N D    J F M A M J J A S O N D

                           Legend
                                R      [**]
                                M      [**]
                                       [**]
                                       [**]
                                       [**]
                Multiplication         [**]
                                       [**]
                    Containers         [**]
                    Containers         [**]
                                       [**]
                    Containers         [**]
                                       [**]
           Field Test 1st year         [**]
                                       [**]
           Field Test 2nd year         [**]

                                       [**]
                                       [**]
                                       [**]

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year
Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year
Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year
Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year

      [**]
      [**]
      [**]

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year


Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year


      [**]

Transformation    Multiplication    Containers     Field Test 1st year        Field Test 2nd year


      M - [**]
      [**]